PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of March 20, 2013, by CENTRAL ENERGY PARTNERS LP, a Delaware limited partnership (herein, together with its successors and assigns, "Pledgor"), to HOPEWELL INVESTMENT PARTNERS LLC, a Texas limited liability company, and its successors and assigns ("Lender").

RECITALS:

(1) Regional Enterprises, Inc., a Virginia corporation ("Borrower"), and Lender have entered into a Term Loan and Security Agreement, dated as of the date hereof (said Term Loan and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being herein referred to as the "Loan Agreement").

(2) Pledgor is the owner of all shares of Common Stock, par value $_____ per share, issued by Borrower, which represent all of the issued and outstanding voting Common Stock issued by Borrower (the "Pledged Equity") and are described in Schedule I hereto.

(3) It is a condition precedent to the making of the Term Loan under the Loan Agreement that Pledgor shall have made the pledge contemplated by this Agreement.

(4) Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

NOW, THEREFORE, in consideration of the premises, covenants, representations, warranties and agreements contained herein and in order to induce Lender to make the Term Loan under the Loan Agreement, Pledgor hereby agrees with the Lender as follows:

1. Definitions and Interpretation.

(a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. Furthermore, unless otherwise defined in this Agreement or the Loan Agreement, terms defined in Articles 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Articles 8 or 9.

(b) The following terms shall have the following meanings:

"Agreement" means this Pledge Agreement, as the same may be amended, restated, modified or otherwise supplemented from time to time.

"Collateral" has the meaning specified in Section 2.

"Equity Interests" means all common stock, ownership interests and other equity interests now or hereafter issued by Borrower and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such common stock, ownership interests or other equity interests.

"Pledged Equity" has the meaning specified in Recital 2.

"Secured Obligations" means all of the "Indebtedness" and "Obligations", each as defined in the Loan Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"UCC" means the Uniform Commercial Code from time to time in effect in the State of Texas.

(c) The rules of construction specified in Sections 1.5 and 10.12 of the Loan Agreement shall apply to this Agreement.

(d) The expressions "payment in full," "paid in full," and any other similar terms or phrases when used herein with respect to the Secured Obligations shall mean (i) the unconditional, final, indefeasible and irrevocable payment in full, in immediately available funds, of all of the Secured Obligations, and (ii) the termination or expiration of the Commitment.

(e) No inference in favor of, or against, any party to this Agreement shall be drawn from the fact that such party has drafted any portion of this Agreement.

2. Pledge; Grant of Security Interest. Pledgor hereby pledges to Lender, and grants to Lender a security interest in, the following whether now owned or existing or hereafter arising or acquired (the "Collateral"):

(i) the Pledged Equity and the certificates, if any, representing the Pledged Equity, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all subscription warrants, rights, options or warrants issued thereon or with respect thereto;

(ii) all additional Equity Interests at any time and from time to time acquired by Pledgor in any manner, and the certificates, if any, representing such additional Equity Interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and

(iii) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).

3. Security for Obligations. This Agreement secures the payment and performance of all of the Secured Obligations now or hereafter existing, whether for principal, interest, fees, reimbursement obligations, premiums, penalties, indemnifications, contract causes of action, expenses or otherwise. Without limiting the generality of the foregoing, this Agreement secures the payment and performance of all amounts which constitute part of the Secured Obligations and would be owed by Borrower to Lender, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Term Loan Party.

4. Delivery of Collateral.

(a) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(b) Further, notwithstanding anything to the contrary, Pledgor acknowledges and agrees that each Equity Interest pledged by Pledgor hereunder that is represented by a certificate, shall be a "security" within the meaning of Chapter 8 of the UCC and governed by Chapter 8 of the UCC and, unless otherwise approved by Lender, Pledgor shall at all times hereafter cause the Equity Interests pledged by Pledgor under this Agreement to be represented by a certificate, which shall be a "security" within the meaning of Chapter 8 of the UCC and governed by Chapter 8 of the UCC. With respect to any Collateral in which Pledgor has any right, title or interest and that constitutes an uncertificated security, Pledgor will cause Borrower either (i) to register Lender as the registered owner of such security or (ii) to agree in an authenticated record with Pledgor and Lender that Borrower will comply with instructions with respect to such security originated by Lender without further consent of Pledgor, such authenticated record to be in form and substance satisfactory to Lender. With respect to any Collateral in which Pledgor has any right, title or interest and that is not an uncertificated security, upon the request of Lender, Pledgor will notify Borrower that such Collateral is subject to the security interest granted hereunder.

5. Representations and Warranties. Pledgor represents and warrants to Lender as follows:

(a) Pledgor is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware and is in good standing as a foreign limited partnership under the laws of the State of Texas.

(b) Pledgor possesses all requisite authority, power, licenses, permits, and franchises to conduct its business and execute, deliver, and comply with the terms of this Agreement. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof have been duly authorized and approved by all necessary entity action on the part of Pledgor. No consent or approval of any Governmental Authority or any other Person is required in order for Pledgor to legally execute, deliver, and comply with the terms of this Agreement or any other documents contemplated by the transaction evidenced by this Agreement.

(c) Pledgor is not, nor will the execution, delivery, and performance of and compliance with the terms of this Agreement cause Pledgor to be, in violation of any Laws or in default (nor has any event occurred which, with the giving of notice or lapse of time or both, could constitute such a default) under any agreement binding upon Pledgor.

(d) Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or other charge or encumbrance except for the security interest created by this Agreement.

(e) This Agreement and the pledge of the Pledged Equity pursuant to this Agreement create a valid and perfected first priority security interest in the Collateral, securing the payment and performance of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

(f) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the attachment, perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).

(g) The Pledged Equity constitutes the percentage of the issued and outstanding Equity Interests of Borrower indicated on Schedule I.

(h) All Collateral consisting of certificated securities and instruments has been delivered to Lender.

(i) With respect to the Pledged Equity that is an uncertificated security, Pledgor has caused Borrower either (i) to register Lender as the registered owner of such security or (ii) to agree in an authenticated record with Pledgor and Lender that Borrower will comply with instructions with respect to such security originated by Lender without further consent of Pledgor.

(j) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(k) Pledgor has, independently and without reliance upon Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

6. Further Assurances.

(a) Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will promptly (i) mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Lender, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and authenticate and file such financing or continuation statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted by Pledgor hereunder; (iii) deliver and pledge to Lender, all certificates representing Collateral that constitutes certificated securities, accompanied by undated unit powers executed in blank; (iv) take all action necessary to ensure that Lender has control of the Collateral consisting of investment property as provided in Section 9.106 of the UCC; and (v) deliver to Lender evidence that all other action that Lender may deem reasonably necessary or desirable to perfect and protect the security interest created by Pledgor under this Agreement has been taken. From time to time upon request by Lender, Pledgor will, at Pledgor's expense, cause to be delivered to Lender, an opinion of counsel, from outside counsel reasonably satisfactory to Lender, as to such matters relating to the transactions contemplated hereby as Lender may reasonably request.

(b) Pledgor hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover the Collateral, in each case without the signature of Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law. Pledgor hereby ratifies its authorization for Lender to have filed such financing statements, continuation statements or amendments filed prior to the date hereof. In any such financing statement, Pledgor shall be the "debtor", and Lender shall be the "secured party", and the address of Pledgor for purposes of any such financing statement(s) shall be the same as set forth on the signature page hereto for Pledgor, or otherwise at such address as shall be designated by Pledgor in writing from time to time as an address for Pledgor pursuant to Section 17 hereof.

7. Voting Rights; Dividends, Etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; *provided, however*, that Pledgor shall not exercise or refrain from exercising any such right if, in Lender's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof, and, *provided, further*, that Pledgor shall give Lender at least five (5) Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

(ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Collateral to the extent same are permitted under, and made in compliance with, the terms of the Loan Agreement; *provided, however*, that any and all:

(A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(B) dividends paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, and

(C) cash paid, payable or otherwise distributed in respect of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Lender to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement or assignment).

(iii) Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall, upon notice to Pledgor by Lender, cease and (y) to receive the dividends that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such distributions.

(ii) All dividends that are received by Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender as Collateral in the same form as so received (with any necessary endorsement).

8. Transfers and Other Liens; Additional Shares; Etc.

(a) Pledgor agrees that it will not (i) sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of, or grant any option with respect to, any of the Collateral, (ii) create or permit to exist any Lien, claim, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement, or (iii) agree or consent to any amendment, modification or waiver with respect to any of the Collateral.

(b) Pledgor agrees that it will (i) cause Borrower not to issue any Equity Interests in addition to or in substitution for the Pledged Equity, except to Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests issued by Borrower.

9. Lender Appointed Attorney in Fact. Pledgor hereby appoints Lender and any officer or agent thereof, with full power of substitution, as Pledgor's attorney in fact, with full authority in the place and stead of Pledgor and in the name of the Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgor under Section 7), including, without limitation, (a) to receive, indorse and collect all instruments made payable to Pledgor representing any distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and (b) to execute any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral or any part thereof, including any assignment and/or application for assignment on any unit certificate. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Section 9 are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

10. Lender May Perform. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 14.

11. Lender's Duties. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

12. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least seven (7) Business Days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make

any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights or remedies hereunder.

(b) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender in a Collateral account (maintained by Lender in its name at a commercial bank) as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Lender pursuant to Section 14) in whole or in part by Lender against, all or any part of the Secured Obligations in such order and manner as Lender may elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

13. Private Sales.

(a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Borrower would agree to do so.

(b) Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section valid and binding and in compliance with any and all other applicable Laws. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.

14. Indemnity and Expenses.

(a) **PLEDGOR AGREES TO INDEMNIFY, DEFEND AND SAVE AND HOLD HARMLESS LENDER AND EACH OF ITS AFFILIATES AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST, AND SHALL PAY ON DEMAND, ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED**

PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES ARISING OUT OF, OR CAUSED IN WHOLE OR IN PART BY, THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY.

(b) Pledgor shall pay and save Lender from any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Pledgor will upon demand pay to Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

15. Security Interest Absolute. The obligations of Pledgor under this Agreement are independent of the Secured Obligations of the other Term Loan Parties, and a separate action or actions may be brought and prosecuted against Pledgor to enforce this Agreement, irrespective of whether any action is brought against any other Term Loan Party or whether any other Term Loan Party is joined in any such action or actions. All rights of Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Term Loan Document or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other Term Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to Borrower or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any part of the Secured Obligations or any other assets of any Term Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate or organizational structure or existence any Term Loan Party or any of its Subsidiaries; or

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor.

16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Lender to exercise, and no

delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

17. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address or facsimile number, in the case of Lender, addressed to it at its address specified in the Loan Agreement and, in the case of Pledgor, addressed to it at its address set forth under Pledgor's name on the signature pages hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be deemed to have been given or made upon the earliest to occur of (a) actual receipt by the intended recipient or (b) (i) if delivered by hand or courier, when signed for by the designated recipient; (ii) if delivered by mail, three (3) Business Days after deposit in the mail, postage prepaid; and (iii) if delivered by facsimile, when sent and receipt has been confirmed. Electronic mail and internet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Term Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

18. Continuing Security Interest; Assignments under Loan Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of, and be enforceable by, Lender, and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of the Commitment, the Term Loan and the Term Note) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise, in each case as provided in Section 10.15 of the Loan Agreement. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Lender will, at Pledgor's expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Pledgor may not assign any of rights or obligations under this Agreement.

19. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement, by telecopier or other electronic imaging means shall be effective as delivery of an original executed counterpart of this Agreement.

20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22. Irrevocable Authorization and Instruction to Borrower. Pledgor hereby authorizes and instructs Borrower to comply with any instruction received by it from Lender in writing that (a) states that an Event of Default or default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Borrower shall be fully protected in so complying.

23. Submission to Jurisdiction; Waivers. Pledgor irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding arising out of or relating to this Agreement or the other Term Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of Texas, the courts of the United States for the Northern District of Texas and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in any such court and waives to the fullest extent it may legally and effectively do so any objection or defense that it may now or hereafter have to the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address for notices specified in Section 17 hereof or at such other address of which Lender shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by applicable Law or shall limit the right to sue in any other jurisdiction;

(e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement shall affect any right or remedy that Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Term Loan Documents against Pledgor or its properties in the courts of any jurisdiction; and

(f) **WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY LEGAL ACTION OR PROCEEDING PURSUANT TO, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TERM LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.**

24. Acknowledgments. Pledgor acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b) Lender does not have any fiduciary relationship with or duty to Pledgor arising out of or in connection with this Agreement or any of the other Term Loan Documents, and the relationship between Lender, on one hand, and Pledgor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c) no joint venture is created hereby or by the other Term Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Pledgor and Lender; and

(d) it has received an executed copy of the Loan Agreement.

25. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

26. WAIVER OF JURY TRIAL. PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TERM LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

27. INTEGRATION. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLEDGOR:

CENTRAL ENERGY PARTNERS LP

By: Central Energy GP LLC,
its General Partner

By: [signature]
Name: Imad Anbouba
Title: President

Address for Notices:
8150 N. Central Expressway, Suite 1525
Dallas, Texas 75206
Facsimile: (214) 360-7486
Attention: Imad Anbouba